F U N C T I O N A L D I S R U P T I V E E S S E N T I A L E N E R G Y N A S D A Q : C E L H | S E P T E M B E R 2 0 2 3

IMPORTANT NOTICE AND DISCLAIMER

This presentation has been prepared by us (the "Company") and is made for informational purposes only. The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this presentation unless stated otherwise, and neither the delivery of this presentation at any time, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof.

Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its own internal research is reliable, such research has not been verified by any independent source.

This presentation may contain statements that are not historical facts and are considered forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements contain projections of Celsius Holdings' future results of operations and/or financial position, or state other forward-looking information. In some cases, you can identify these statements by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," "would," or similar words. You should not rely on forward-looking statements since Celsius Holdings' actual results may differ materially from those indicated by forward-looking statements as a result of a number of important factors. These factors include, but are not limited to: general economic and business conditions; our business strategy for expanding our presence in our industry; anticipated trends in our financial condition and results of operation; the impact of competition and technology change; existing and future regulations affecting our business; and other risks and uncertainties discussed in the reports Celsius Holdings has filed previously with the Securities and Exchange Commission. Celsius Holdings does not intend to and undertakes no duty to update the information contained in this presentation.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any such offering of securities will only be made by means of a registration statement (including a prospectus) filed with the U.S. Securities and Exchange Commission, after such registration statement becomes effective. No such registration statement has been filed, or become effective, as of the date of this communication.


CELSIUS
LIVE FIT
SPARKLING
WILD BERRY
SPARKLING
GRAPE RUSH
SPARKLING
LEMON LIME
SPARKLING
ORANGE
SPARKLING
MANGO PASSIONFRUIT
SPARKLING
STRAWBERRY GUAVA
ESSENTIAL ENERGY
ACCELERATES METABOLISM
BURNS BODY FAT

CELSIUS LIVE FIT

INVESTOR INFORMATION | NASDAQ: CELH | SEPTEMBER 2023

EXECUTIVE MANAGEMENT

KEY MANAGEMENT


CELSIUS
PEACH VIBE
ARCTIC Vibe
Tropical Vibe
Fantasy Vibe

JOHN FIELDLY, PRESIDENT & CEO



- Joined Celsius in 2012
- Over 20 years of broad financial and operational experience with extensive consumer goods background
- Held leadership roles at Lebhar-Friedman, a B2B Media Company that served the retail industry
- Began his career in retail within FDM channel through various leadership roles with the Eckerd Corporation; supported the sale to CVS in 2004
- B.S in Accounting from University of South Florida; Certified Public Accountant

JARROD LANGHANS, CFO



- Joined Celsius in April 2022
- Over 20 years of domestic and international financial and operational experience
- Past public accounting experience with Cherry Bekaert & CBIZ MHM
- Primo Water Corporation, CFO of the Rest of World Operating Segment covering 19 countries across Europe as well as Israel
- Certified Public Accountant and a Certified Fraud Examiner

CELSIUS LIVE FIT

INVESTOR INFORMATION | NASDAQ: CELH | SEPTEMBER 2023

MISSION Celsius Holdings, Inc. (Nasdaq: CELH), founded in April, 2004, is a global company, with a proprietary, clinically proven formula for flagship brand CELSIUS®. Our mission - to become the global leader of a branded portfolio which is proprietary, clinically proven or innovative in its category, and offers significant health benefits. I N V E S T O R I N F O R M A T I O N | N A S D A Q : C E L H | S E P T E M B E R 2 0 2 3

ESSENTIAL FUNCTIONAL ENERGY


CELSIUS
LIVE FIT
SPARKLING
STRAWBERRY GUAVA
ESSENTIAL ENERGY*
ACCELERATES METABOLISM*
BURNS BODY FAT

- PROVIDES ESSENTIAL ENERGY*
- PROPRIETARY METAPLUS® BLEND
- 7 ESSENTIAL VITAMINS
- ACCELERATES METABOLISM*
- BURNS BODY FAT & CALORIES*
- THERMOGENIC

NO

SUGAR
HIGH FRUCTOSE CORN SYRUP
ARTIFICIAL COLORS
ASPARTAME

0 SUGAR | GF GLUTEN FREE | KOSHER | NON GMO | CERTIFIED VEGAN VEGAN.ORG

*CELSIUS helps maintain the body's regular metabolic function. CELSIUS alone does not produce weight loss in the absence of a healthy diet and moderate exercise. So, whether you walk the dog or work out at the gym, make CELSIUS part of your daily regimen.

CELSIUS LIVE FIT

INVESTOR INFORMATION | NASDAQ: CELH | SEPTEMBER 2023

INVESTMENT CONSIDERATIONS

KEY INVESTMENT HIGHLIGHTS

1

DISRUPTIVE, PROVEN, & PROPRIETARY FUNCTIONAL BEVERAGE

CELSIUS - backed by multiple clinical/ university studies and peer-reviewed medical journals

2

CAPITALIZING ON HEALTH & WELLNESS THROUGH INNOVATION & EXPANDING PORTFOLIO

Consumers are rapidly leaving artificial and sugar soft drinks and other traditional categories. Functional beverages have emerged as the fastest-growing category in the beverage industry

3

STRONG MOMENTUM AND GROWTH TRAJECTORY

Record Q2 2023, total revenue up 112% to $326 million, from $154 million in the year ago quarter. The increase was driven by accelerating double & triple-digit growth in traditional channels of trade

4

EXPANDING DISTRIBUTION

Since Pepsi distribution deal commenced October 1st 2022, massive ACV expansion to over 96%, as well as sku expansion from approximately 8 sku's to near 15 sku's per location in MULO-C

Last 4 weeks Ending 06.18.23 IRI MULO-C

5

EXPANDED USAGE OCCASIONS

Whether replacing coffee with Celsius in the morning, pairing Celsius with lunch, or consuming before working out, Celsius enjoys more usage occasions than traditional energy. This has led to approximately 11% of Celsius sales to Pepsi flowing through their Food Service division.


CELSIUS

CELSIUS LIVE FIT

INVESTOR INFORMATION | NASDAQ: CELH | SEPTEMBER 2023

PERFORMANCE VS CATEGORY


CELSIUS
LIVE FIT
SPARKLING
STRAWBERRY LEMONADE
ESSENTIAL ENERGY
ACCELERATES METABOLISM
BURNS BODY FAT

Q2 2023 ended June 30, 2023 Highlights

- **CELSIUS is the #1 Dollar and Unit Growth brand in Total US Mulo+C in the L52W contributing $665.5M incremental dollars (+130% vs. year ago period and 23% of category growth) and 204.1M incremental units (+99% vs. year ago period and 35% of category growth)

- The most recent reported IRI data as of 06/18/23, shows Celsius sales up +135.7% y/y for 4-wks, +131.0% y/y for 12-wks and +130.3% y/y for 24-wks. This compares to the energy category which grew +17.5% y/y for 4-wks, +16.4% y/y for 12-wks and +16.0% y/y for 24-wks

- On Amazon, CELSIUS® solidified our position as the SECOND largest energy drink with a 18.6 % share of the Energy Drink Category behind MONSTER® at 20.8% (Last 14 week period ending 6/30/23, Stackline Energy Drink Category: Total US)
    - Amazon Q2 2023 sales of $28.2 million vs. $13.6 million prior year second quarter, up 108.2%

- Per IRI Energy Category 4W data ending 06/18/23:
    - In MULOC, Celsius is the #3 Energy Drink in the US with a 8.6% market share, doubling its 4.3% share y/y
    - In MULOC, Celsius grew ACV to 96.8% vs. 79.8% y/y
    - In Convenience, Celsius has gained an additional 31.9 pts of ACV growth vs YA to end the period at 94.9%, compared to 62.9% y/y

- Club channel revenue totaled $67.9 million for the second quarter ending June 30, 2023, up 119.9% y/y, compared to $30.9 million in the prior year second quarter

- The South Florida market is now up to 23.5% market share in the last 4 weeks MULO-C as of 8/13/23 in IRI

**(Last 52 Weeks Ending 06.18.23, IRI MULO+C)

CELSIUS LIVE FIT

INVESTOR INFORMATION | NASDAQ: CELH | SEPTEMBER 2023

FUNCTIONAL EACH CHANNEL HAS A DEFINED PLACEMENT STRATEGY Celsius can be sold in ambient and cold as well as single serve and multi-packs. P L A C E M E N T I N V E S T O R I N F O R M A T I O N | N A S D A Q : C E L H | S E P T E M B E R 2 0 2 3

GROWING GLOBAL EXPANSION

Globally defines territories which currently provide marketing and sales support within their respective territory.

- PepsiCo distribution transaction provides material new international expansion opportunities.


CELSIUS
LIVE FIT
SUGAR FREE
TAURINE & GREEN TEA EXTRACTS
GUARANA SEEDS

ASIA DISTRIBUTION PARTNERS

- Hong Kong launched through A.S. Watson Water distributors in 2017.
- China market has a nationwide distribution agreement with Qifeng Food Technology (Beijing) Co. Ltd*.
- CELSIUS will receive over $19 million between 2019 and 2023, including $12.25 million in repayment of invested capital and $6.9million from the royalty license fee.
- In 2024, agreement will transition to a 2%-3% volume-based royalty fee dependent on volume with minimum $2.2M royalty payment.
- The China agreement creates a risk-mitigated method of capturing market share.

EUROPEAN DISTRIBUTION

- Focused dedicated team in Nordics providing a playbook for further European expansion.


CELSIUS
LIVE FIT
MANGO PASSION
SPARKLING
CELSIUS
LIVE FIT
STRAWBERRY LEMONADE
SPARKLING
CELSIUS
LIVE FIT
KIWI GUAVA
SPARKLING

CELSIUS LIVE FIT

INVESTOR INFORMATION | NASDAQ: CELH | SEPTEMBER 2023

FINANCIALS I N V E S T O R I N F O R M A T I O N | N A S D A Q : C E L H | S E P T E M B E R 2 0 2 3

DRIVING SHAREHOLDER VALUE I N V E S T O R I N F O R M A T I O N | N A S D A Q : C E L H | S E P T E M B E R 2 0 2 3

FINANCIAL SNAPSHOT Q2 2023 *The Company reports financial results in accordance with generally accepted accounting principles in the United States (“GAAP”), but management believes that disclosure of adjusted EBITDA , a non-GAAP financial measure, may provide users investors with additional insights into operating performance. Flash Financials $(000)’s 2Q 2023 2Q 2022 % Change Revenue $325.9 $154.0 112% N. America $310.8 $145.4 114% International $15.1 $8.6 76% Gross Margin % 48.8% 38.5% +1,030 BPS Net Income att. to Common Shareholders $40.9 $9.2 345% Diluted Earnings per Share $0.52 $0.12 333% Adjusted EBITDA* $78.1 $17.1 357% 1H 2023 $585.8 $559.4 $26.5 46.6% $72.4 $0.92 $126.9 1H 2022 $287.4 $268.9 $18.5 39.4% $15.8 $0.20 $31.9 % Change 104% 108% 43% +720 BPS 358% 360% 298% I N V E S T O R I N F O R M A T I O N | N A S D A Q : C E L H | S E P T E M B E R 2 0 2 3

FINANCIAL PERFORMANCE FINANCIAL PROFILE REVENUE YOY $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 2015 2016 2017 2018 2019 2020 2021 2022 International U.S. Full Comp. I N V E S T O R I N F O R M A T I O N | N A S D A Q : C E L H | S E P T E M B E R 2 0 2 3

FINANCIAL PERFORMANCE GROWTH TRENDS IN REVENUE BY QUARTER (UNAUDITED) I N V E S T O R I N F O R M A T I O N | N A S D A Q : C E L H | S E P T E M B E R 2 0 2 3

CELSIUS FINANCIAL PERFORMANCE

Adjusted EBITDA Schedule – 2Q and 1H

3 months ended 06/30/23	2023	2022	Var.	%
Net Income (GAAP Measure)	$ 51,509	$ 9,158	$ 42,352	462%
Add back / (Deduct)				
Net interest	(5,573)	(52)		
Income tax expense	17,946	2,810		
Depreciation and amortization expense	698	445		
***Non-GAAP EBITDA**	**64,580**	**12,361**	**52,218**	**422%**
Stock-based compensation[1]	5,735	4,207		
Foreign exchange	931	514		
Distributor Termination[2]	(1,007)	-		
Legal settlment costs[3]	7,900	-		
***Non-GAAP Adjusted EBITDA**	**$ 78,139**	**$ 17,082**	**$ 61,057**	**357%**

6 months ended 06/30/23	2023	2022	Var.	%
Net Income (GAAP Measure)	**$ 92,736**	**$ 15,838**	**$ 76,899**	**486%**
Add back / (Deduct)				
Net interest	(10,542)	(129)		
Income tax expense	26,483	6,161		
Depreciation and amortization expense	1,246	831		
***Non-GAAP EBITDA**	**109,923**	**22,701**	**87,222**	**384%**
Stock-based compensation[1]	11,242	8,517		
Foreign exchange	1,049	676		
Distributor Termination[2]	(3,241)	-		
Legal settlement costs[3]	7,900	-		
***Non-GAAP Adjusted EBITDA**	**$ 126,873**	**$ 31,894**	**$ 94,979**	**298%**

[1] Selling, general and administrative expenses related to employer stock-based compensation. Stock based compensation expense consists of non-cash charges for the estimated fair value of unvested restricted share unit and stock option awards granted to employees and directors. The Company believes that the exclusion provides a more accurate comparison of operating results and is useful to investors to understand the stock-based compensation expense has on its operating results.
[2] Distributor termination represents reversals of accrued termination payments. The unused funds designated for termination expense payment to legacy distributors, were reimbursed to Pepsi for the quarter ended June 30th, 2023.
[3] Legal class action settlement accrual for the quarter ended June 30th, 2023, pertaining to the McCallion vs Celsius Holdings, class action lawsuit. The Company accrued for legal settlement losses that were considered probable and estimable. These costs are excluded by the Company's management in assessing current operating performance and forecasting future earnings, and are therefore added back in the non-GAAP Adjusted EBITDA measures.

**The Company reports financial results in accordance with generally accepted accounting principles in the United States ("GAAP"), but management believes that disclosure of adjusted EBITDA , a non-GAAP financial measure, may provide users investors with additional insights into operating performance..*

CELSIUS LIVE FIT

INVESTOR INFORMATION | NASDAQ: CELH | SEPTEMBER 2023

KEY TAKE AWAYS

CELSIUS 2023

- OUTPACING CATEGORY GROWTH
- PEPSICO DISTRIBUTION DEAL
- RESOUNDING CONSUMER DEMAND - TREND FORWARD
- RAPIDLY GROWING REVENUES AND GROSS PROFITS
- EXPANDED PRODUCT OFFERING
- INNOVATIVE PORTFOLIO CAPITALIZING ON HEALTH & WELLNESS TRENDS
- TRANSFORMING OPERATIONS FOR SCALE
- DISCIPLINED DATA DRIVEN TEAM


CELSIUS
LIVE FIT

CELSIUS LIVE FIT

INVESTOR INFORMATION | NASDAQ: CELH | SEPTEMBER 2023

BOARD OF DIRECTORS

A BREADTH OF INDUSTRY, FINANCIAL, & EXECUTIVE MANAGEMENT EXPERTISE



JOHN FIELDLY
CHAIRMAN



HAL KRAVITZ
LEAD DIRECTOR



CAROLINE LEVY
DIRECTOR



JOYCE RUSSELL
DIRECTOR



JIM LEE
DIRECTOR



NICK CASTALDO
DIRECTOR



CHERYL MILLER
DIRECTOR



DAMON DESANTIS
DIRECTOR



ALEXANDRE RUBERTI
DIRECTOR

CELSIUS LIVE FIT

INVESTOR INFORMATION | NASDAQ: CELH | SEPTEMBER 2023

CELSIUS HOLDINGS, INC.

COMPANY CONTACT:	INVESTOR RELATIONS	

Cameron Donahue

Celsius IR

investorrelations@celsius.com

VISIT OUR INVESTOR WEBSITE:

www.celsiusholdingsinc.com